Exhibit 99.1

NYSE:EXC

Exelon Corporation

A Measure of Our Strengths


John W. Rowe
President

Morgan Stanley Global Electricity & Energy Conference, New York City
March 5, 2002

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Forward-Looking Statements
This presentation contains certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are based on management's current expectations and are subject to uncertainty and changes in circumstances. Actual results may vary materially from the expectations contained herein. The forward-looking statements herein include statements about future financial and operating results of Exelon. Economic, business, competitive and/or regulatory factors affecting Exelon's businesses generally could cause actual results to differ materially from those described herein. For a discussion of the factors that could cause actual results to differ materially, please see Exelon's filings with the Securities and Exchange Commission, particularly those discussed in "Management's Discussion and Analysis of Financial Condition and Results of Operations -- Outlook" in Exelon's 2000 Annual Report. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this presentation. Exelon does not undertake any obligation to publicly release any revisions to these forward-looking statements to reflect events or circumstances after the date of this presentation.

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Exelon's Integrated Business Portfolio

Portfolio includes mix of energy-related businesses.

o 40,000+ MW supply portfolio balanced by fuel type, dispatch flexibility and geography

o Retail base of about 5 million customers in 2 major metropolitan areas of the U.S.

o        High performance culture across business units

o Management skills to shape the evolution of regulatory and industry structures

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Balanced Supply Portfolio

Energy supply portfolio totals more than 40,000 MWs.

Portfolio profiles (estimates):

o        Fuel mix: 36% nuclear, 20% coal, 4% hydro, and 40% gas/oil

o Geographic mix: 60% in MAIN, 26% in PJM, and the balance in 6 different regions

o        Dispatch mix: 55% base load, 15% intermediate and 30% peaking

o        Ownership mix: 50% owned and 50% contracted


Note: Data includes owned and contracted generation.

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Diverse Retail Customer Base

Serve approximately 5 million customers in 2 major metropolitan areas of the U.S.

o        ComEd customers

          - 3.5 million electric customers in an 11,300 square-mile service area with an estimated population of about 8 million including the City of Chicago

o        PECO customers

          - 1.5 million electric customers in a nearly 2,000 square-mile service area with a population of about 3.6 million including the City of Philadelphia

          - 425,000 natural gas customers in a nearly 1,500 square-mile service area with a population of about 1.9 million in southeastern Pennsylvania

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High Performance Culture

Operating expertise extends across all business units.

o Delivery: Reasonable return and robust cash flow with improving key performance measures

o Nuclear: Reduced all-in cost to 2.04 cents per kWh and achieved 94.4% capacity factor in 2001

o Fossil: Profitable and efficient with 97% on-time delivery and 94.4% dispatch availability in 2001

o        Power Team: Effective hedging and active management of supply portfolio


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Effective Management Skills

Management shaping the evolution of regulatory and industry structures.

o        PECO transition: Recovery of stranded costs under a rate cap through
         2010

o ComEd transition: Recovery of transition costs through 2006 with a rate freeze through 2004

o POLR initiative: Shaping the appropriate development of supply competition

o FERC activities: Promoting practical RTO standards and broader market power test

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2001 Successes

o        Created powerful new company

o        Focused on operating excellence

o        Achieved merger synergies

o        Recorded 15% EPS growth

o        Demonstrated balance sheet strength


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2002 Opportunities

o        Federal and State regulatory initiatives

o        Optimize supply portfolio

o        Company-wide cost management initiative

o        Growth through disciplined investment

o        Optimize value of Exelon Enterprises portfolio

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Enterprises Portfolio Optimization

o Announced sale of 49% interest in AT&T Wireless joint venture for $285 million in cash

o        Anticipate transaction to close in the first half of 2002

o        Expect to record after-tax gain of about $120 million or $0.37/share

o        Consistent with strategy to optimize portfolio value

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2002 Expectations

Our integrated businesses support:

o        A strong balance sheet

o        Robust cash flow

o        Risk management opportunities

o        Maximization of asset value

o        A low-cost generation position

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